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                                                                    EXHIBIT 32.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Solely for the purposes of complying with 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned Chairman of the Board and Chief Executive Officer, and Vice President, Chief Financial Officer and Treasurer of Extendicare Health Services, Inc. (the "Company"), hereby certify, based on our knowledge, that the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.



/s/ Mel Rhinelander
-------------------------------
Mel Rhinelander
Chairman of the Board and Chief Executive Officer
August 13, 2003


/s/ Mark W. Durishan
-------------------------------
Mark W. Durishan
Vice President, Chief Financial Officer and Treasurer
August 13, 2003


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